Prospectus Supplement
John Hancock Bond Trust
John Hancock Investment Grade Bond Fund (the fund)
Supplement dated August 30, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
The information found under “Fees and expenses” in the fund summary is amended and restated as follows to reflect a waiver reduction for Class I, which will become effective on August 30, 2024:
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front‑end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and beginning on page 23 of the prospectus under “Sales charge reductions and waivers” or page 111 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R4	R6
Maximum front‑end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.75 (on certain purchases, including those of $500,000 or more)	1.00	None	None	None	None

Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of

the value of your investment)	A	C	I	R2	R4	R6

Management fee	0.39	0.39	0.39	0.39	0.39	0.39

Distribution and service (Rule 12b‑1) fees	0.25	1.00	0.00	0.25	0.25	0.00

Other expenses

Service plan fee	0.00	0.00	0.00	0.25	0.10	0.00

Additional other expenses	0.19	0.19	0.19	0.07	0.08	0.08

Total other expenses	0.19	0.19	0.19	0.32	0.18	0.08

Total annual fund operating expenses	0.83	1.58	0.58	0.96	0.82	0.47

Contractual expense reimbursement	-0.08[1]	-0.08[1]	-0.09[1]	-0.07[1]	-0.18[1,2]	-0.08[1]

Total annual fund operating expenses after expense reimbursements	0.75	1.50	0.49	0.89	0.64	0.39

1
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.38% of average daily net assets of the fund and effective on August 30, 2024 expenses of

Class I shares exceed 0.49% of average daily net assets attributable to Class I. For purposes of these agreements, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense, and “expenses of Class I” means all “expenses of the fund” attributable to the applicable class plus class-specific expenses. The fund level expense agreement of 0.38% expires on September 30, 2024, and the class specific agreement for Class I expires on September 30, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2
The distributor contractually agrees to limit its Rule 12b‑1 fees for Class R4 shares to 0.15%. This agreement expires on September 30, 2024, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Shares Sold						Shares Not Sold

Expenses ($)	A	C	I	R2	R4	R6	C

1 year	474	253	50	91	65	40	153

3 years	647	491	177	299	244	143	491

5 years	835	853	315	524	437	255	853

10 years	1,377	1,872	717	1,172	997	584	1,872
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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